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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, as it relates to VoiceStream Wireless Corporation and Subsidiaries, into the Company's previously filed Registration Statement File Nos. 333-31086, 333-31088 and 333-31090.

                                          /s/ Arthur Andersen LLP
Seattle, Washington
March 17, 2000